UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2020

BOINGO WIRELESS,INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35155	95-4856877
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10960 Wilshire Blvd., 23rd Floor Los Angeles, California	90024
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 586-5180

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Common Stock,$0.0001 par value	WIFI	The Nasdaq Stock Market LLC
(Title of each class)	(Trading symbol(s))	(Name of each exchange on which registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Boingo Wireless, Inc. (the “Company”) held the 2020 Annual Meeting of Stockholders on June 4, 2020 (the “Annual Meeting”) and the Company filed its definitive proxy statement for the proposals voted upon at the Annual Meeting with the Securities and Exchange Commission on April 21, 2020 (the “Proxy Statement”).

At the close of business on April 9, 2020, the record date of the Annual Meeting, the Company had 44,325,775 shares of common stock issued and outstanding. The holders of a total of 39,346,414 shares of common stock were present at the Annual Meeting, either in person or by proxy, which total constituted a quorum of the issued and outstanding shares on the record date of the Annual Meeting.

The following proposals were submitted to the Company’s stockholders at the Annual Meeting:

1.	The election of each of the Company’s existing directors to serve until the 2021 annual meeting of stockholders.

2.	The ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

3.	An advisory vote on the Company’s executive compensation.

The number of votes cast for and against and the number of abstentions and broker non-votes with respect to each matter voted upon, as applicable, are set forth below:

1.	Board of Directors Election Results

The following nominees were elected to serve until the 2021 annual meeting of stockholders or until their respective successors have been duly elected and qualified. The number of votes cast for and against and the number of abstentions and broker non-votes for each nominee were as follows:

Director Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Lance Rosenzweig	32,921,282	1,754,927	113,542	4,556,663
Mike Finley	34,317,096	457,299	15,356	4,556,663
Maury Austin	34,228,273	447,002	114,476	4,556,663
Roy Chestnutt	34,029,992	645,003	114,756	4,556,663
Michele Choka	34,145,467	542,307	101,977	4,556,663
Chuck Davis	33,511,754	1,257,221	20,776	4,556,663
David Hagan	33,044,402	1,729,294	16,055	4,556,663
Terrell Jones	33,515,396	1,159,449	114,906	4,556,663
Kathy Misunas	34,180,900	507,106	101,745	4,556,663

2.	Ratification of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. The number of votes cast for and against and the number of abstentions for this proposal were as follows (there were no broker non-votes for this proposal):

Votes For	Votes Against	Abstentions
38,554,114	784,881	7,419

3.	Advisory Vote on Executive Compensation

The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers as described in the Proxy Statement. The number of votes cast for and against and the number of abstentions and broker non-votes were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
34,098,862	636,052	54,837	4,556,663

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOINGO WIRELESS, INC.

DATE: June 5, 2020	By: /	s/ Peter Hovenier
Peter Hovenier
Chief Financial Officer and Secretary

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